UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2019

Cohen & Steers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 832-3232

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value	CNS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 1, 2019, Cohen & Steers, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, each shareholder of record of common stock of the Company as of March 6, 2019 was entitled to vote at the Annual Meeting. Each shareholder was entitled to one vote per share of common stock. A total of 46,525,354 shares of common stock (98.52% of all such shares entitled to vote at the Annual Meeting) were represented in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected the seven director nominees to the board of directors of the Company to serve until the 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and (iii) approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. Set forth below are the final voting results with respect to each matter submitted to a vote of the shareholders.

(i) Election of director nominees:

	Aggregate Votes
Nominees	For	Against	Abstain	Broker Non-Votes
Martin Cohen	40,763,842	166,832	4,499	5,590,181
Robert H. Steers	40,809,981	120,693	4,499	5,590,181
Peter L. Rhein	39,467,512	1,463,163	4,498	5,590,181
Richard P. Simon	38,488,306	2,442,369	4,498	5,590,181
Edmond D. Villani	39,374,278	1,556,397	4,498	5,590,181
Frank T. Connor	39,582,085	1,348,590	4,498	5,590,181
Reena Aggarwal	40,594,463	337,024	3,686	5,590,181

(ii) Ratification of appointment of Deloitte & Touche LLP:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
46,247,877	274,052	3,425	N/A

(iii) Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
37,281,362	3,612,812	40,999	5,590,181

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc.
(Registrant)

Date: May 3, 2019	By:	/s/ Brian Heller
Name: Brian Heller
		Title:	Senior Vice President, Corporate Counsel and Assistant Secretary